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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     October 1, 2004
                                                       ------------------------

                         LEXINGTON PRECISION CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-3252                                           22-1830121
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(Commission File Number)                      (IRS Employer Identification No.)


   40 EAST 52ND STREET, NEW YORK, NY                       10022
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 319-4657
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

         ITEM 8.01 OTHER EVENTS.

                     On September 3, 2004, Lexington Precision Corporation (the "Company") entered into a loan agreement with Cohanzick High Yield Partners, L.P. (the "Cohanzick Loan"), the proceeds of which were to be used by the Company, among other things, to purchase its outstanding 12% Senior Subordinated Notes (the "Notes"). The Company drew down the Cohanzick Loan, in the amount of $7,000,000, on September 7, 2004. The details of the Cohanzick Loan were reported in the Company's current report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2004.

                     On October 1, 2004, the Company used $2,892,000 of the proceeds of the Cohanzick Loan to repurchase a total of $8,264,000 principal amount of its Notes plus interest accrued thereon at an aggregate cost of $2,892,000. After the write-off of deferred financing expenses of $192,000, the Company realized a net pre-tax gain on the repurchase of $5,345,000. The purchased Notes will be cancelled and retired.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LEXINGTON PRECISION CORPORATION
                                         -------------------------------
                                                   (Registrant)



Date   October 4, 2004
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                                By:    /s/ Dennis J. Welhouse
                                      ----------------------------------------
                                                        (Signature)

                                      Name:    Dennis J. Welhouse
                                      Title:   Senior Vice President and Chief
                                                 Financial Officer


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